Exhibit 10.2

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

SUPPLEMENTAL AGREEMENT NO. 29

to

PURCHASE AGREEMENT NO. 03735

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 737 MAX Aircraft
This SUPPLEMENTAL AGREEMENT No. 29 (SA-29) To PURCHASE AGREEMENT NO. 03735, entered into as of May _23_, 2023 (Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

    WHEREAS, in [****] to the [****] Aircraft that Customer had previously [****] as set forth in Table 1R12, 1-2, 1-3R6, and 1-4R6 to the Purchase Agreement, Customer [****], [****] in Attachment A(R9) to Letter Agreement No. AAL-PA-03735-LA-1106651R9 entitled “[****]” ([****] Letter Agreement) with [****], pursuant to the terms and conditions of the [****] Letter Agreement.

WHERAS, Boeing and Customer have agreed to a [****] ([****]) for those 737-8 aircraft [****]. With respect to such [****], Customer and Boeing now agree to incorporate Exhibit A3 [****] for Boeing Model 737-8 aircraft, replacing Table 1-4(R6) [****], and adding Table 1-5 [****] per this SA-29.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree that the Purchase Agreement is amended and supplemented as set forth below and otherwise agree as follows:

1.Table of Contents.
The “Table Of Contents” to the Purchase Agreement referencing SA-28 in the footer is deleted in its entirety and is replaced with the new “Table Of Contents” (attached hereto) referencing SA-29 in the footer to reflect changes made to
PA 03735    SA-29, Page 1
BOEING PROPRIETARY

the Purchase Agreement by this SA-29. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
2.Tables.
2.1    Table 1-4R6. Table 1-4R6 entitled “737-8 [****] Aircraft Delivery, Description, Price and Advance Payments” is hereby deleted in its entirety and replaced with Table 1-4R7 entitled “737-8 [****] Aircraft Delivery, Description, Price and Advance Payments” (attached hereto) referencing SA-29 in the footer is hereby incorporated into the Purchase Agreement in replacement of Table 1-4R6. For avoidance of doubt, the only difference between Table 1-4R6 and Table 1-4R7 is the [****] in the Purchase Agreement, resulting in Table 1-4R7.

2.2Table 1-5.    Table 1-5 entitled “[****] 737-8 [****] Option Aircraft Delivery, Description, Price and Advance Payments” and referencing SA-29 in the footer is hereby incorporated into the Purchase Agreement. For avoidance of doubt, this Table 1-5 [****].
3.Exhibits.

Exhibit A3. Exhibit A3 entitled “[****] Aircraft Configuration,” [****] (Exhibit A3) is hereby incorporated into the Purchase Agreement. For the avoidance of doubt, Boeing will (i) [****] and (ii) [****].
4.Letter Agreements.
4.1    Letter Agreement No. AAL-PA-03735-LA-1106651R10 (including Attachment A(R10) entitled [****] is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-1106651R11 (including Attachment A(R11) (attached hereto) entitled [****] ([****]) referencing SA-29 in the footer. The [****] is hereby incorporated into the Purchase Agreement.

4.2    Letter Agreement No. ALL-PA-03735-LA-1106650R6 entitled [****] is hereby deleted in its entirety and replaced with Letter Agreement No. ALL-PA-03735-LA-1106650R7 (attached hereto) entitled [****] ([****]) referencing SA-29 in the footer. The [****] is hereby incorporated into the Purchase Agreement.

4.3    The parties agree [****] to Letter Agreement No. AAL-PA-03735-LA-1106652R2 entitled [****] and [****] to Letter Agreement No. AAL-PA-03735-LA-2204032 entitled [****], will be [****], or such [****], to [****].

5.[****].
5.1[****].
[****] for the [****], [****] ([****]) ([****] specified in Table 1-5 to the Purchase Agreement for the [****]) are [****] per [****] of the [****] and as specified in the [****] upon execution of this SA-29.
PA 03735    SA-29, Page 2

BOEING PROPRIETARY

5.2[****].
[****], Customer shall [****] (the [****]). Such [****].

6.Miscellaneous.
6.1    The Purchase Agreement is amended and supplemented as set forth above by the revised Table Of Contents, Table 1-4R7, Table 1-5, Exhibit A3, [****] and the [****]. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.
6.2    The following references in the Purchase Agreement and any supplemental agreements and associated letter agreements are deemed to refer to “Table 1R12, Table 1-2, Table 1-3R6,Table 1-4R7 and Table 1-5”:
•“Table 1” or “Table 1R2” or “Table 1R3”, or “Table1R4 and Table 1-2”,
•“Table 1R5 and Table 1-2”,
•“Table 1R6, Table 1-2, and Table 1-3”,
•“Table 1R7, Table 1-2, and Table 1-3R1”,
•“Table 1R8, Table 1-2, and Table 1-3R2”,
•“Table 1R9, Table 1-2, and Table 1-3R3”,
•“Table 1R10, Table 1-2, and Table 1-3R4”,
•“Table 1R11, Table 1-2, and Table 1-3R5”,
•“Table 1R12, Table 1-2 and Table 1-3R6”,
•“Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4”,
•“Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4R1”
•“Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4R2”
•“Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4R3”.
•“Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4R4”
•“Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4R5”
•“Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4R6”

References in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1R4” or “Table 1R5” (where no corresponding reference to Table 1-2 is made) are deemed to refer to “Table 1R12 and Table 1-3R6”, (including without limitation, and for the avoidance of doubt, the references to Table 1R4 in Section 3 of Supplemental Agreement No. 9 dated April 6, 2018). However, references in the Purchase Agreement to Table 1R5 in Letter Agreement AAL-PA-LA-1106650R4 entitled “[****]” is deemed to only refer to Table 1R12 and the references to Table 1R5 in the Slide Letter Agreement remain references to Table 1R5.

References in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1R6”, “Table 1R7”, “Table 1R8”, “Table 1R9”, “Table 1R10” or “Table 1R11” (where no corresponding reference to either Table 1-2 or Table 1-3 is made) are deemed to refer to only “Table 1R12”.
Additionally, for the avoidance of doubt, references in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1-2” (where no corresponding reference to Table 1R4 or Table 1R5 is made) remain references to “Table 1-2”.
PA 03735    SA-29, Page 3

BOEING PROPRIETARY

6.3    References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the tables, exhibits, supplemental exhibits and letter agreements listed in the left column of the below table shall be deemed to refer to the corresponding revised versions of the tables, exhibits, supplemental exhibits and letter agreements listed in the right column of the below table.

Reference	Replacement Reference
Letter Agreement No. AAL-PA-03735-LA-1106651R10	Letter Agreement No. AAL-PA-03735-LA-1106651R11
Letter Agreement No. AAL-PA-03735-LA-1106650R6	Letter Agreement No. AAL-PA-03735-LA-1106650R7

Intentionally Left Blank

PA 03735    SA-29, Page 4

BOEING PROPRIETARY

AGREED AND ACCEPTED this

23 May 2023
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	Sr. Vice President and Treasurer
Title	Title

PA 03735
SA-29
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality
TABLE
1R12 1-2 1-3R6	Aircraft Information Table Revised Delivery Aircraft Information Table [****] Aircraft Delivery, Description, Price, and Advance Payments	19 9 19
1-4R7	737-8 [****] Aircraft Delivery, Description, Price, and Advance Payments	29
1-5	[****] 737-8 [****] Aircraft Delivery, Description, Price, and Advance Payments	29
EXHIBITS
AR1 A2	Aircraft Configuration Revised Delivery Aircraft Configuration	6 9
A3	[****] Aircraft Configuration	29
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions
SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1.	BFE Variables
CS1R1.	Customer Support Variables	4
EE1.	[****]
SLP1.	[****]
LETTER AGREEMENTS
LA-1106648R1	Special Matters	6
LA-1106649	[****]
LA-1106650R7	[****]	29
PA-03735    TABLE OF CONTENTS, Page 1 of 2    SA-29
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

LA-1106651R10	[****]	27
LA-1106652R1	Aircraft Model Substitution	28
LA-1106654	AGTA Terms Revisions for MAX
~~LA-1106655~~	~~Open Matters – 737 MAX~~ Withdrawn	6
LA-1106656R1	Most Favored Customer – 737 MAX	1
LA-1106657R1	[****]	2
LA-1106663 R1	[****]	2
LA-1106664 R1	[****]	2
LA-1106658	[****]
LA-1106659R3	[****]	21
LA-1106660	Spare Parts Initial Provisioning
LETTER AGREEMENTS, continued		SA NUMBER
LA-1106661R2	[****]	2
LA-1106667	[****]
LA-1106668R1	[****]	8
LA-1106669	[****]
LA-1106670	Confidentiality
LA-1106671R1	Miscellaneous Commitments	1
LA-1106672	Extended Warranty Option
LA-1106673R1*	[****]	4
LA-1106677	Optional Features Comfort Letter
LA-1600073	[****]	4
LA-1600852	[****]	5
LA-1603773	[****]	5
LA-1605402R1	[****]	21
LA-1700919	[****]	7
LA-1801206	[****]	9
LA-2002704	[****]	11
LA-2002743	[****]	11
LA-2003342	[****]	11
LA-2003486	[****]	14
LA-2204032	[****]	28

* - This is an intended gap as there are no Letter Agreements LA-1106674 through LA-1106676 incorporated by the Purchase Agreement.

PA-03735    TABLE OF CONTENTS, Page 2 of 2    SA-29
BOEING PROPRIETARY

Table 1-4R7 To
Purchase Agreement No. PA-03735
737-8 [****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	[****] pounds		Detail Specification:			[****]
Engine Model/Thrust:			CFMLEAP-1B25	[****] pounds		Airframe Price Base Year/Escalation Formula:			[****]	[****]
Airframe Price:				$[****]		Engine Price Base Year/Escalation Formula:
Optional Features:				$[****]
Sub-Total of Airframe and Features:				$[****]		Airframe Escalation Data:
Engine Price (Per Aircraft):				$[****]		Base Year Index (ECI):			[****]
Aircraft Basic Price (Excluding BFE/SPE):				$[****]		Base Year Index (CPI):			[****]
Buyer Furnished Equipment (BFE) Estimate:				$[****]
Seller Purchased Equipment (SPE) Estimate:				$[****]
LIFT Seats Provided by Boeing (Estimate):				$[****]
Deposit per Aircraft:				$[****]
			Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery		Number of	Factor		Nominal Delivery	Adv Payment Base	[****]	[****]	[****]	Total
Date	Notes	Aircraft	(Airframe)		Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2023	*	1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	**	1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023		2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023		4	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023		2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023		2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023		1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023		2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		2	[****]			$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 121430-1F.txt     SA-29

BOEING PROPRIETARY

			Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery		Number of	Factor	Nominal Delivery	Adv Payment Base	[****]	[****]	[****]	Total
Date	Notes	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2024		2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2024		2	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
Total:		30
Notes:
* [****]
** [****]

AAL-PA-03735 121430-1F.txt     SA-29

BOEING PROPRIETARY

Table 1-5 To
Purchase Agreement No. PA-03735
[****] 737-8 [****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:		737-8	[****] pounds		Detail Specification:			[****]
Engine Model/Thrust:		CFMLEAP-1B25	[****] pounds		Airframe Price Base Year/Escalation Formula:			[****]	[****]
Airframe Price:			$[****]		Engine Price Base Year/Escalation Formula:
Optional Features:			$[****]
Sub-Total of Airframe and Features:			$[****]		Airframe Escalation Data:
Engine Price (Per Aircraft):			$[****]		Base Year Index (ECI):			[****]
Aircraft Basic Price (Excluding BFE/SPE):			$[****]		Base Year Index (CPI):			[****]
Buyer Furnished Equipment (BFE) Estimate:			$[****]
Seller Purchased Equipment (SPE) Estimate:			$[****]
LIFT Seats Provided by Boeing (Estimate):			$[****]
Deposit per Aircraft:			$[****]
		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor		Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)		Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2025	1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]

Total:	1
AAL-PA-03735 121430-1F.txt     SA-29

BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

American Airlines, Inc.

Exhibit A3 to Purchase Agreement Number 03735

AAL-PA-03735 EXA    SA-29, Page 1of 2
BOEING PROPRIETARY

Exhibit A3

[****] AIRCRAFT CONFIGURATION

Dated as of the SA-29 Effective Date

relating to

BOEING MODEL 737-8 MAX AIRCRAFT

    The Detail Specification is Boeing document number [****], as may subsequently be amended. The Detail Specification provides [****] set forth in this Exhibit A3. Such Detail Specification will be comprised of Boeing configuration specification [****]. [****], Boeing will furnish to Customer copies of the Detail Specification, which will reflect [****]. The [****].
AAL-PA-03735 EXA    SA-29, Page 2of 2
BOEING PROPRIETARY

Exhibit A3 [****] Aircraft Configuration To
Boeing Purchase Agreement

Configuration Item Number	Title	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
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Configuration Item Number	Title	[****]
[****]	[****]	[****]
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Configuration Item Number	Title	[****]
[****]	[****]	[****]
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Configuration Item Number	Title	[****]
[****]	[****]	[****]
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Configuration Item Number	Title	[****]
[****]	[****]	[****]
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Configuration Item Number	Title	[****]
[****]	[****]	[****]
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Configuration Item Number	Title	[****]
[****]	[****]	[****]
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Configuration Item Number	Title	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

	[****]	[****]

Boeing Proprietary Page: 8 of 8

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AL-PA-03735-LA-1106650R7
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]
Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
The Purchase Agreement incorporates the terms and conditions of the AGTA. This Letter Agreement modifies certain terms and conditions of the AGTA and the Purchase Agreement with respect to the Aircraft.
1.[****]
[****]:

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
2.[****].
    [****]
AAL-PA-03735-LA-1106650R7    SA-29
[****]    LA Page 1 of 4
BOEING PROPRIETARY

3.[****].
3.1[****]
3.1.1[****]
3.2For the avoidance of doubt, the [****] shall apply;
3.2.1For Aircraft in Table 1R12, the [****];
3.2.2For Aircraft in Table 1-2, the [****];
3.2.3For Aircraft in Table 1-3R6, the [****];
3.2.4For Aircraft in Table 1-4R1 and [****], the [****].
3.2.5For Aircraft in Table 1-5 and [****], the [****].
4.[****].
4.1Notwithstanding anything in Sections 1 through 3 above or the [****], Customer will [****] for the [****] of Supplemental Agreement No. 9, and [****]. The 2nd [****]. All [****].
4.2Notwithstanding anything to the contrary in this Letter Agreement, [****].
5.[****].
5.1[****], as defined in Letter Agreement AAL-PA-03735-LA-2002743, [****] ([****] Letter), and notwithstanding anything in Sections 1 through 3 above, or the [****] ([****]), Customer will [****] as follows:
    5.1.2    Boeing acknowledges that Customer has previously [****] and Boeing will [****] (the [****]) per [****] as defined in the following table in accordance with and subject to the terms and conditions of the Purchase Agreement:

[****]	[****]
[****] (Per Attachment A)	[****]
[****] (Per Attachment A)	[****]
5.2 For each [****] for which the [****] (as defined in the [****]) was [****], Customer will [****] a [****] to Boeing, at [****] ([****]) [****] to the [****] (as set forth in Attachment A), in the [****] of the [****] between [****] of the [****] ([****]) and the [****] Aircraft.
5.2.1 The [****] for each of the [****] Aircraft for which the applicable [****] was [****] will be based on the [****] (as defined in the [****]).
5.2.2 [****] will be [****] and not [****] by Boeing or [****] by Customer for the [****] the [****] defined in the Purchase Agreement and the [****] schedule set forth in this paragraph 5 for the [****] Aircraft for which the applicable [****] was [****].
AAL-PA-03735-LA-1106650R7    SA-29
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BOEING PROPRIETARY

6. [****].
6.1Notwithstanding anything in Sections 1 through 3 above or the [****] in Table 1-4R7, Customer will [****] for the [****]. The 2nd [****].
6.2    Notwithstanding anything to the contrary in this Letter Agreement, [****].
7.    [****].
7.1    Notwithstanding anything in Sections 1 through 3 above or the [****] in Table 1-5, Customer will [****] for the [****]. The 2nd [****].
7.2    Notwithstanding anything to the contrary in this Letter Agreement, [****].
8.    Confidentiality.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.
9.    Assignment.
9.1    Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing, except to the extent permissible under the terms of the AGTA.
9.2    [****]
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

(Intentionally Left Blank)

AAL-PA-03735-LA-1106650R7    SA-29
[****]    LA Page 3 of 4
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	23 May 2023

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Sr. Vice President and Treasurer

AAL-PA-03735-LA-1106650R7    SA-29
[****]    LA Page 4 of 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
AAL-PA-03735-LA-1106651R11
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]
Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Right to Purchase [****].
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1R12, Table 1-2, Table 1-3R6, Table 1-4R7and Table 1-5 to the Purchase Agreement as of the date of execution of this Letter Agreement, [****] ([****]).
2.[****].
6.2[****]. The [****] with [****] in calendar year [****] are listed in Attachment A(R11) to this Letter Agreement.
2.1[****]. The [****] with [****] ([****]) in [****] for each [****] are listed in Attachment A(R11) to this Letter Agreement. No later than [****] to the [****] in each of calendar years [****], Boeing will provide written notice setting forth [****] with a [****] in such calendar year. Such notice will constitute an amendment to Attachment A(R11) to this Letter Agreement.
3.Configuration.
3.1Subject to the provisions of Section 3.2 below, the configuration for the [****] will be the Detail Specification for the Aircraft at the revision level in effect at the time of [****] (as defined in Section 8 below). Such Detail Specification will be revised to include:
(i)[****],
(ii)[****], and
(iii)     [****].
AAL-PA-03735-LA-1106651R11    SA-29
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BOEING PROPRIETARY

3.2Boeing reserves the right to [****] the [****] starting from a [****]; so long as Boeing can achieve the same [****] which would result pursuant to the provisions of Section 3.1 above.
4.Price.
4.1The [****] Aircraft Basic Price for each of the [****] are identified in Attachment A(R11) to this Letter Agreement.
4.2The [****] Aircraft Basic Price for each of the [****] shall be [****].
4.3The Advance Payment Base Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of [****].
5.Payment.
5.1[****]
5.2[****]
5.3[****]
6.Reserved.
7.[****].
7.1Customer may [****] to Boeing [****] ([****]).
7.2Reserved.
8.[****].
8.1[****]
8.2Reserved.
8.2.1Reserved.
8.2.2    Reserved.
8.3     Reserved.
    8.3.1    Reserved.
AAL-PA-03735-LA-1106651R11    SA-29
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BOEING PROPRIETARY

9.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part, without the prior written consent of Boeing.
10.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.

(Intentionally Left Blank)

AAL-PA-03735-LA-1106651R11    SA-29
[****]    Page 3 of 5
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	23 May 2023

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Sr. Vice President and Treasurer

AAL-PA-03735-LA-1106651R11    SA-29
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BOEING PROPRIETARY

Attachment A(R11) To
Letter Agreement No. AAL-PA-03735-LA-1106651R8
737-8 [****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	[****] pounds	Detail Specification:	[****]
Engine Model/Thrust:	CFMLEAP-1B25	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
Seller Purchased Equipment (SPE) Estimate:		$[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]
Deposit per Aircraft:		$[****]

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	[****]	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2025	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 121430-1F .txt    Boeing Proprietary    SA-29

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	[****]	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 121430-1F .txt    Boeing Proprietary    SA-29

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	[****]	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 121430-1F .txt    Boeing Proprietary    SA-29

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	[****]	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
Total:	27

AAL-PA-03735 121430-1F .txt    Boeing Proprietary    SA-29